       1                                                           Exhibit 24






                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of May, 1995.




                    R. E. Allen
                    Chairman of the Board,
                      Director and Chief Executive
                      Officer

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints M.
B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.





                    R. W. Miller
                    Executive Vice President and
                      Chief Financial Officer

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto, and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of May, 1995.




                    M. B. Tart
                    Controller

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of May, 1995.




                              M. Kathryn Eickhoff
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Walter Y. Elisha
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of May, 1995.




                              Philip M. Hawley
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Carla A. Hills
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Belton K. Johnson
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Victor A. Pelson
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of May, 1995.




                              Donald S. Perkins
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Franklin A. Thomas
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Joseph D. Williams
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.




                              Thomas H. Wyman
                              Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to up to $3.0 billion of Notes and Warrants to be offered by the Company; and


          WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:


          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.
W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement, including the related prospectus or prospectuses with respect to the above-described Notes and Warrants, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 1995.



                              Drew Lewis
                              Director